UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/21/2008

BANK OF THE JAMES FINANCIAL GROUP INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50548

VA	20-0500300
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

828 Main St., P.O. Box 1200, Lynchburg, VA 24504
(Address of principal executive offices, including zip code)

434-846-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On Wednesday, May 21, 2008 the Company issued a press release announcing a 10% stock dividend. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(a) Financial statements of businesses acquired not applicable

(b) Pro forma financial information not applicable

(c) Exhibits

Exhibit 99.1 Press Release dated May 21, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE JAMES FINANCIAL GROUP INC

Date: May 21, 2008	By:	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	PRESS RELEASE DATED MAY 21, 2008